As filed with the Securities and Exchange Commission on March 6, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21079

Trust for Advisor Solutions (Formerly Hatteras Alternative Mutual Funds Trust)
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI			53202
(Address of principal executive offices)			(Zip code)

Stacie L. Lamb, 615 East Michigan Street Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-877-569-2382

Date of fiscal year end:	December 31, 2017

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2017

Hatteras Alpha Hedged Strategies Fund

TRUST FOR ADVISOR SOLUTIONS

For the year ended December 31, 2017

Table of Contents

Portfolio Management's Discussion of Fund Performance	3-5
Allocation of Portfolio Assets	6-7
Schedule of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Notes to Financial Statements	12-19
Report of Independent Registered Public Accounting Firm	20
Expense Example	21
Approval of Advisory Agreement & Board Consideration	22-23

TRUST FOR ADVISOR SOLUTIONS

Hatteras Alpha Hedged Strategies Fund

Financial Statements

For the year ended December 31, 2017

PORTFOLIO MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Discussion of Fund Performance

Capital Markets Review

Domestic equity markets generated strong returns and were propelled further into record territory in 2017, with the S&P 500 Index gaining 21.83% and the Russell 2000 Index gaining 14.65%. The year was characterized by markets steadily climbing higher and persistently low volatility, as evidenced by the S&P 500 Index achieving the rare feat of producing positive total returns in all 12 months and generating a meager maximum drawdown of -2.6% during the year. The market's fear gauge showed little signs of fear in 2017, as the VIX Index averaged 11.1 for the year (30% lower than the average over the previous 5-years) and reached an all-time closing low in November. Equity markets celebrated consistently strong corporate earnings growth throughout the year, a synchronized global economic expansion, and successful efforts to reform the U.S. tax code which permanently drop the corporate tax rate down from 35% to 21% and lowers most individual income tax rates from 2018 through 2025. Markets also prevailed through a number of headline events including; rising tensions between the U.S. and North Korea which executed a series of missile tests beginning in March, Republicans' failed attempts to reform U.S. health care from March through July, the appointment of a special counsel in May to investigate Russian interference in the 2016 presidential election and any coordination between the Russian government and the Trump campaign, as well as the Federal Reserve's announcement to begin shrinking its balance sheet in October. While gains were broad based, growth sharply outperformed value, with the Russell 3000 Growth Index returning 29.59%, relative to a 13.19% gain for the Russell 3000 Value Index. At the sector level, S&P 500 Information Technology gained 38.83% for the year and outperformed the next best performing sector (Materials) by nearly 15%. The S&P 500 Telecommunication Services and Energy sectors were the only negative performing areas within the Index in 2017, with modest losses of -1.25% and -1.01%, respectively.

International equities outperformed domestic markets in USD terms, with the MSCI EAFE NR Index returning 25.03% and the MSCI Emerging Markets NR Index gaining 37.28%. The outperformance reflects accelerating economic growth outside of the U.S. in tandem with a weakening of the U.S. dollar, as the U.S. Dollar Index fell by approximately 10% in 2017. The JP Morgan Global Composite PMI, which gives an overview of the global manufacturing and services sectors, showed the strongest annual reading since 2014, with Europe leading the developed world's expansion, and emerging markets in aggregate showing their strongest performance since 2012.

Fixed income markets also generated positive returns in 2017, with the Bloomberg Barclays US Aggregate Bond Index and Bloomberg Barclays Global Aggregate Bond Index gaining 3.54% and 7.40%, respectively in USD terms. U.S. high yield bonds outperformed domestic investment grade bonds for the year with the BofA ML US High Yield Master II Index gaining 7.48%. The U.S. yield curve flattened year over year, with 2-year yields rising 69 bps, 10-year yields falling 5 bps, and 30-year yields falling 32 bps. At the front end of the curve, yields rose as the Federal Reserve completed three interest rates hikes during the year, matching expectations entering the year. On the long end of the curve, yields declined as inflation remained stubbornly low despite unemployment rates falling to historically low levels. Corporate credit spreads tightened during the year, with U.S. high yield spreads reaching the tightest level since 2014 and investment grade spreads reaching the tightest level since 2007.

Hatteras Alpha Hedged Strategies Fund

The Hatteras Alpha Hedged Strategies Fund (ALPIX or the "Fund") is designed as a complete, turnkey alternative investment allocation. The Fund serves as a total portfolio diversifier by using a multi-strategy, multi-manager approach.

2017 provided a positive setting for risk assets with gains across global equity and bond markets and many hedge fund strategies. The year was free of any material market dislocations, and persistently low levels of volatility across asset classes worked to the benefit of strategies with greater directionality or market beta. This environment proved frustrating for more highly hedged strategies and those with little correlation to traditional asset classes, as these strategies generally produced more modest levels of positive annual returns. The Fund's positioning in 2017 fit into the latter category, maintaining a conservative stance across each of the Fund's strategies. As such, the Institutional Class returned +3.55% for the year, underperforming the HFRX Global Hedge Index (+5.98%).

Long/Short Equity was the Fund's top contributing strategy for the year with positive performance during each quarter. Gains in the first quarter were driven by strong stock selection by our fundamental, bottom up focused managers. Our global all-cap manager generated gains in long Information Technology and Health Care positions, while small and mid-cap focused manager produced gains across both long and short positions for the period. During the second quarter, we shifted equity exposure into strategies which systematically hold portfolio hedges. These strategies generated gains during each of the final three quarters of the year as their directional components captured the positive performance associated with domestic large cap equities. However, gains in these strategies were limited by the systematic hedges, as the cost of acquiring put protection acted as a drag on performance as large cap indices failed to see any material pull backs in 2017.

Event Driven was the Fund's second largest contributor for the year, led by gains from merger arbitrage managers while smaller contributions came from our special situations manager and the monetization of a legacy holding early in the year. During the second quarter, we consolidated exposure into a merger arbitrage manager with expectations for a positive M&A environment given the perpetuation of large corporate cash balances, inexpensive financing, and limited revenue growth of many industries. Our merger arbitrage strategy was positive in eight of the nine months during the final three quarters of the year driven by merger spread compression within Information Technology, Health Care, and Consumer Staples transactions. The only material detractor for the year was within the Telecommunication Services sector, where regulators blocked a merger resulting in a significant widening of the spread.

Managed Futures also contributed to Fund performance in 2017 driven by gains in global equity index trading. We maintained a consistent approach to accessing the strategy throughout the year, allocating to a mix of traditional trend following models as well as non-trend following trading strategies. Performance for the Managed Futures strategy was v-shaped for 2017, with losses in the first half of the year surpassed by gains in the second half of the year. During the first two quarters of the year, trend following models struggled and trades outside of global equity indices broadly detracted. The final two quarters of the year provided an improved trading environment with gains persisting in global equity index trading and additional gains from energy and base metals trades within commodities.

Long/Short Debt was the smallest contributor to the Fund's annual performance. Long exposure to securitized and corporate bonds were the top contributors for the year, with positive contributions in all four quarters as risk appetite for these areas was consistently strong and spreads tightened. Smaller contributors for the year included banks loans and convertible bonds, as well as global interest rate trades. The largest detractors for the year included risk management hedges and currency trades.

Outlook

Entering 2018, a strong case can be made for the potential for rising volatility or pockets of elevated volatility from a variety of catalysts. While time alone is not enough to spark volatility, the absence of downside market events dating back to the November 2016 U.S. presidential election is notable. Issues in 2018 that may spur greater volatility include elevated market valuations, changing central bank policies, potential for higher inflation in the U.S., and potential for normalization of global economic, and corporate growth. Regarding valuations, we encounter increasingly rich multiples within the public equity market and historically tight credit spreads in the corporate bond market. Central banks are becoming incrementally less accommodative with the Federal Reserve in the midst of a tightening campaign and executing measures to reduce the size of its balance sheet, the European Central Bank is tapering its quantitative easing program, and there are hints that the Bank of Japan may be heading towards trimming its asset purchases as well. A pick-up in inflation has the potential to lean on longer duration bonds and pressure equities through profit margin compression as wages grow. These issues coincide with a maturing economic cycle where growth metrics are currently at high levels and further acceleration is unlikely. Therefore, we will continue to view hedged investment strategies as an important component of investors' portfolios.

Definitions

Bloomberg Barclays Global Aggregate Bond Index is a market-weighted index of global government, government-related agencies, corporate and securitized fixed-income investments.

Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

BofA ML 3-Month US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

BofA ML High Yield Master II Index is a commonly used benchmark for high yield corporate bonds. It measures the broad high yield market.

Carry models invest in both long and short positions seeking to receive a premium independent of market momentum.

CMBS, or Commercial Mortgage-Backed Security, is a type of mortgage-backed security that is secured by the loan on a commercial property. A CMBS can provide liquidity to real estate investors and to commercial lenders.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

The FTSE 100 is an index composed of the 100 largest companies listed on the London Stock Exchange.

Trend Following models seek to benefit from the continuation of either upward or downward market momentum.

HFRX Equity Hedge Fund Index is an unmanaged, un-investible index. Equity hedge strategies maintain both long and short positions in primarily equity and equity derivative securities. Equity hedge managers would typically maintain at least 50% in equities, and may in some cases be substantially entirely invested in equities, both long and short.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The HFRX Macro: Systematic Diversified CTA Index is an uninvestible, unmanaged index that is comprised of strategies that have investment processes typically as function of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes.

HFRX RV Fixed Income Corporate Index includes strategies in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a corporate fixed income instrument. Strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments, typically realizing an attractive spread between multiple corporate bonds or between a corporate and risk free government bond. Fixed Income — Corporate strategies differ from Event Driven: Credit Arbitrage in that the former more typically involve more general market hedges which may vary in the degree to which they limit fixed income market exposure, while the later typically involve arbitrage positions with little or no net credit market exposure, but are predicated on specific, anticipated idiosyncratic developments.

JP Morgan Global Composite PMI provides the first indication each month of global business conditions, based on data collected from around 10,000 purchasing executives. It is compiled by NTC Research. The data enable decision makers in the financial world to make better judgements much earlier than would otherwise be the case.

Mean Reversion models look to identify overbought or oversold conditions and move inverse to market momentum.

Funds in the Morningstar Multialternative Category will use a combination of alternative strategies such as taking long and short positions in equity and debt, trading futures, or using convertible arbitrage, among others.

Morningstar U.S. OE Option Writing Mutual Fund Index includes option writing funds which aim to generate a significant portion of their returns from the collection of premiums on options contracts sold.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. The EAFE acronym stands for Europe, Australasia and Far East.

MSCI Emerging Markets Index: The Morgan Stanley Capital International Emerging Markets Index is designed to measure equity market performance in global emerging markets. The Index is a float-adjusted market capitalization index.

Pattern Recognition models can blend the characteristics of trend following and mean reversion models.

RMBS is a Residential Mortgage-Backed Security and is type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages. A residential mortgage-backed security is comprised of a pool of mortgage loans created by banks and other financial institutions.

Russell 2000: The Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.

Russell 3000: A market capitalization weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S.

Russell 3000 Growth: A market capitalization weighted index based on the Russell 3000 index. The Russell 3000 Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S.

Russell 3000 Value: A market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform. Included in the Russell 3000 Value Index are stocks from the Russell 3000 Index with lower price-to-book ratios and lower expected growth rates.3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S.

Standard & Poor's (S&P) 500 Total Return Index is an unmanaged, un-investible index whose 500 stocks are chosen for market size, liquidity, and industry grouping, among other factors. It is a market value weighted index, with each stock«s weight in the index proportionate to its market value. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500 is a market value weighted index — each stock's weight in the index is proportionate to its market value.

S&P 500 Energy: Comprises those companies included in the S&P 500 that are classified as members of the GICS energy sector.

S&P 500 Information Technology: Comprises those companies included in the S&P 500 that are classified as members of the GICS information technology sector.

S&P 500 Materials: Comprises those companies included in the S&P 500 that are classified as members of the GICS materials sector.

S&P 500 Telecom Services: Comprises those companies included in the S&P 500 that are classified as members of the GICS telecom services sector.

Structured Credit can be defined as bundles of debts such as commercial real estate, car loans, and mortgages that are then packaged into securities offering different levels of risk and exposure to losses.

VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged indices do not reflect fees and are not available for direct investments.

TRUST FOR ADVISOR SOLUTIONS

HATTERAS ALPHA HEDGED STRATEGIES FUND

Growth of $1,000,000 — December 31, 2017 (Unaudited)

As of 12/31/2017	1Y	5Y1	10Y1	Since Inception[1]
Hatteras Alpha Hedged Strategies Fund (Class A w/o sales charge)	3.46%	0.66%	N/A	0.19%[2]
Hatteras Alpha Hedged Strategies Fund (Class A w/ sales charge)	-1.57%	-0.32%	N/A	-0.54%[2]
Hatteras Alpha Hedged Strategies Fund (Class C)	2.70%	-0.06%	-1.88%	-0.80%[3]
Hatteras Alpha Hedged Strategies Fund (Institutional Class)	3.55%	1.20%	N/A	1.64%[4]
S&P 500 Total Return Index	21.83%	15.79%	8.50%	9.03%
Bloomberg Barclays US Aggregate Bond Index	3.54%	2.10%	4.01%	4.44%
BofA ML 3-Month US Treasury Bill	0.86%	0.27%	0.39%	0.96%

1.  Average annual total return.

2.  Class A inception date: 5/2/2011.

3.  Class C inception date: 8/1/2006.

4.  Institutional Class inception date: 9/30/2011.

	Class A	Class C	Institutional Class
Total Fund Operating Expenses[6,7]	2.78%	3.53%	2.53%
Net Fund Operating Expenses[6,7,8]	3.49%	4.24%	3.24%

6.  The expense ratios are taken from the Fund's most recent prospectus dated April 30, 2017.

7.  Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

8.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.24% for Institutional Class, 2.49% for Class A, and 3.24% for Class C through December 31, 2017.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's adviser has absorbed certain expenses of the Fund, without which returns would have been lower. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The average annual returns for Class A shares "w/ sales charge" give effect to the deduction of the maximum sales charge of 4.75%. Class C returns do not reflect a 1.00% contingent sales charge which would be applied to shares sold within the first year of purchase and if reflected, would reduce the performance quoted. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on August 1, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

TRUST FOR ADVISOR SOLUTIONS

HATTERAS ALPHA HEDGED STRATEGIES FUND

Allocation of Portfolio Assets — December 31, 2017 (Unaudited)

Investments are a percentage of Total Investments.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS ALPHA HEDGED STRATEGIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Underlying Funds — 95.4%
JPMorgan Hedged Equity Fund — R6 Class[b]	483,940	$9,364,231
LoCorr Macro Strategies Fund — Class I	666,754	5,847,435
Loomis Sayles Strategic Alpha Fund — Class Y	454,218	4,487,672
Vivaldi Merger Arbitrage Fund — Class Ib	691,263	7,216,787
Total Underlying Funds (Cost $27,006,817)		26,916,125
Money Market Funds — 6.5%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class, 1.17%[a]	1,827,421	1,827,421
Total Money Market Funds (Cost $1,827,421)		1,827,421
Total Investments (Cost $28,834,238) — 101.9%		28,743,546
Liabilities in Excess of Other Assets — (1.9)%		(543,791)
Total Net Assets — 100.0%		$28,199,755

Percentages are stated as a percent of net assets.

a — The rate shown represents the seven day yield at December 31, 2017.

b — Value of this security exceeds 25% of the Fund's net assets. Additional information for this security, including the financial statements, is available from the SEC's EDGAR database at www.sec.gov.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Underlying Funds	$26,916,125	$—	$—	$26,916,125
Money Market Funds	1,827,421	—	—	1,827,421
Total Investments	$28,743,546	$—	$—	$28,743,546

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of this schedules of investments.

TRUST FOR ADVISOR SOLUTIONS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

HATTERAS ALPHA HEDGED STRATEGIES FUND
Assets:
Investments in securities, at value (cost $28,834,238)	$28,743,546
Receivable for Fund shares issued	27,089
Dividends and interest receivable	949
Prepaid expenses	30,983
Total Assets	28,802,567
Liabilities:
Payable for Fund shares redeemed	497,950
Payable to Advisor	21,075
Accrued custody fees	726
Accrued transfer agent fees	14,762
Accrued administration and accounting fees	15,223
Accrued distribution fee	11,695
Accrued expenses and other liabilities	41,381
Total Liabilities	602,812
Net Assets	$28,199,755
Net Assets Consist of:
Shares of beneficial interest	$89,471,008
Undistributed net investment loss	—
Accumulated net realized loss	(61,180,561)
Net unrealized depreciation on investments	(90,692)
Total Net Assets	$28,199,755
Class A Shares
Net assets	$6,024,394
Shares outstanding (unlimited shares authorized, $0.001 par value)	605,552
Net asset value and redemption price per share	$9.95
Maximum offering price per share ($9.95 divided by 0.9525)	$10.45
Class C Shares
Net assets	$5,635,837
Shares outstanding (unlimited shares authorized, $0.001 par value)	596,096
Net asset value, redemption price and offering price per share	$9.45
Institutional Class Shares
Net assets	$16,539,524
Shares outstanding (unlimited shares authorized, $0.001 par value)	1,606,755
Net asset value, redemption price and offering price per share	$10.29

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

STATEMENT OF OPERATIONS

HATTERAS ALPHA HEDGED STRATEGIES FUND	For the Year Ended December 31, 2017
Investment Income:
Dividend income from unaffiliated funds	$539,848
Dividend income from affiliated funds	108,901
Interest income	21,131
Total Investment Income	669,880
Expenses:
Distribution fees (Class A Shares)	22,464
Distribution fees (Class C Shares)	76,945
Management fees	108,755
Administration and accounting fees	115,577
Audit fees	13,500
Chief compliance officer fees	10,000
Custody fees	3,895
Trustees' fees	42,747
Registration fees	59,714
Legal fees	76,568
Printing fees	37,462
Transfer agent fees	87,645
Other expenses	17,704
Total operating expenses	672,976
Net fees recouped (waived)	(65,373)
Net Expenses	607,603
Net Investment Income	62,277
Realized and Unrealized Gain on Investments:
Realized Gain on:
Investments in affiliated funds	13,359,539
Investments in unaffiliated funds	10,564
Distributions of long-term capital gains by affiliated funds	149,366
Distributions of long-term capital gains by unaffiliated funds	96,430
Net Realized Gain	13,615,899
Change in unrealized appreciation (depreciation) on:
Investments in affiliated funds	(11,794,792)
Investments in unaffiliated funds	(90,692)
Net Change in Unrealized Appreciation (Depreciation)	(11,885,484)
Net Realized and Unrealized Gain on Investments	1,730,415
Net Increase in Net Assets Resulting from Operations	$1,792,692

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

STATEMENTS OF CHANGES IN NET ASSETS

HATTERAS ALPHA HEDGED STRATEGIES FUND	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income (loss)	$62,277	$(1,074,331)
Net realized gain	13,615,899	34,443,239
Change in unrealized appreciation (depreciation)	(11,885,484)	(48,402,726)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,792,692	(15,033,818)
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A Shares	—	(202,943)
Class C Shares	—	—
Institutional Shares	—	(555,375)
Return of Capital:
Class A Shares	(446,761)	—
Class C Shares	(447,366)	—
Institutional Shares	(1,255,152)	—
Total Dividends and Distributions	(2,149,279)	(758,318)
Capital Share Transactions:
No Load Shares:
Proceeds from shares issued	—	1,808,075
Proceeds from shares issued to holders in reinvestment of dividends	—	—
Cost of shares exchanged for Class A shares (See Note 1)	—	(11,602,900)
Cost of shares redeemed	—	(10,168,788)
A Shares:
Proceeds from shares issued	250,042	134,889
Proceeds from shares issued to holders in reinvestment of dividends	387,021	173,543
Cost of shares issued in exchange for No Load Class (See Note 1)	—	11,602,900
Cost of shares redeemed	(7,944,135)	(5,242,951)
C Shares:
Proceeds from shares issued	49,020	114,206
Proceeds from shares issued to holders in reinvestment of dividends	375,794	—
Cost of shares redeemed	(5,351,916)	(12,351,857)
Institutional Shares:
Proceeds from shares issued	4,427,639	11,285,784
Proceeds from shares issued to holders in reinvestment of dividends	987,713	498,521
Cost of shares redeemed	(33,744,764)	(235,693,731)
Net Decrease in Net Assets from Capital Share Transactions	(40,563,586)	(249,442,309)
Total Decrease in Net Assets	(40,920,173)	(265,234,445)
Net Assets:
Beginning of year	69,119,928	334,354,373
End of year*	$28,199,755	$69,119,928
* Including undistributed net investment loss	$—	$(398,441)

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

1. ORGANIZATION

Trust for Advisor Solutions (the "Trust") (until August 1, 2016, Trust for Advisor Solutions was known as Hatteras Alternative Mutual Funds Trust) was organized as a Delaware statutory trust on April 12, 2002. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is an open-ended management investment company issuing one diversified series of shares to investors. The financial statements contain the Hatteras Alpha Hedged Strategies Fund ("Alpha" or the "Fund"). Alpha commenced operations on September 23, 2002. As a mutual fund of funds, Alpha pursues its investment objective by investing in other affiliated and unaffiliated mutual funds (each an "Underlying Fund" and collectively, the "Underlying Funds"). The financial statements of the Underlying Funds are available from the SEC's EDGAR database at www.sec.gov.

Alpha offers Class A Shares, Class C Shares, and Institutional Shares. Effective at the close of business on October 14, 2016, the outstanding No Load shares of Alpha were exchanged for Class A shares of Alpha (the "Class Exchange"). The Class Exchange was completed based on the relative net asset value ("NAV") of each share class on October 14, 2016. Class A Shares for Alpha have a sales charge (load) of 4.75% (of the offering price). Class A Shares have an annual 12b-1 fee (distribution and servicing fees) of 0.25% and a contingent deferred sales charge of 1.00% for shares liquidated within 18 months of purchase. Class C Shares have a contingent deferred sales charge of 1.00% for shares liquidated within 364 days of purchase and an annual 12b-1 fee of 1.00%.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the period. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Trust.

Investment Valuation

Alpha generally does not make direct investments in securities or financial instruments, and invests substantially all of its assets in affiliated and non-affiliated investment companies at the stated net asset value, which equals fair value.

A summary of the inputs used to value the Fund's assets and liabilities as of December 31, 2017, is located in the table following the Fund's Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss

Investment and shareholder transactions are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. All significant accounting policies followed consistently by the Fund are in conformity with U.S. GAAP.

Taxes and Distributions to Shareholders

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2017. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change significantly. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits or uncertain tax positions in the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or penalties.

Open tax years are those that are open for exam by Federal and state taxing authorities. As of December 31, 2017, open Federal tax years include the tax years ended December 31, 2014 through December 31, 2017, and open North Carolina tax years include the tax years ended December 31, 2014 through December 31, 2016. The Fund has no tax examinations in progress.

Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund's expect the risk of loss to be remote.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (continued)

3. UNDERLYING FUNDS

Under a Fund-of-Funds structure, Alpha allocates its assets to Underlying Funds.

Investment Transactions

Cost of purchases and proceeds from sales of the Underlying Funds for the year ended December 31, 2017 (excluding short-term investments) were as follows:

	Alpha
	Purchases	Sales
Affiliated Funds
Hatteras Event Driven Fund*	$—	$18,782,613
Long/Short Equity Portfolio*	2,341,848	26,714,233
Hatteras Managed Futures Strategies Fund*	—	18,992,887
Hatteras Disciplined Opportunity Fund**	14,958,268	15,230,407
Relative Value — Long/Short Debt Portfolio*	—	7,533,235
Unaffiliated funds	35,186,277	8,190,000
Total Purchases and Sales	$52,486,393	$95,443,375

*  This Fund liquidated on April 26, 2017.

**  This Fund liquidated on October 30, 2017.

4. FEDERAL INCOME TAXES

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Alpha
Cost of Investments	$28,849,193
Gross tax unrealized appreciation	122,329
Gross tax unrealized depreciation	(227,976)
Net tax unrealized appreciation (depreciation)	$(105,647)

The differences between book and tax basis of investments is primarily attributable to the tax deferral of wash sales.

At December 31, 2017 the components of distributable earnings/(losses) on a tax basis were as follows:

Alpha
Net unrealized appreciation/(depreciation)	$(105,647)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Capital loss carryover	(61,165,606)
Accumulated other gain/(loss)	—
Total distributable earnings/(losses)	$(61,271,253)

The tax character of distributions for the Fund for the year ended December 31, 2017 was as follows:

Alpha
Distributions paid from:
Ordinary Income	$—
Long-term capital gain	—
Tax Return of Capital	2,149,279
Total distributions paid	$2,149,279

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (continued)

4. FEDERAL INCOME TAXES (CONTINUED)

The tax character of distributions for the Fund for the year ended December 31, 2016 was as follows:

Alpha
Ordinary Income	$737,370
Long-term capital gain	—
Tax Return of Capital*	20,948
Total distributions paid	$758,318

*  Certain redemptions were deemed as distributions for income tax purposes due to the Alpha ownership of the respective Underlying Funds.

The Fund hereby designates as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2016.

At December 31, 2017, the Fund deferred, on a tax basis, post-October and late year ordinary losses of:

	Post October Loss	Late Year Ordinary Loss
Alpha	$—	$—

As of December 31, 2017 the Fund had accumulated capital loss carryovers of:

Character	Capital Loss Carryover	Expires
Short-term	(37,938)	Unlimited
Long-term	(61,127,668)	Unlimited

For the year ended December 31, 2017, the following adjustments were made on the Statement of Assets and Liabilities for permanent tax adjustments:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Alpha	$336,164	$(73,120,057)	$72,783,893

Permanent differences relate to net operating loss forfeiture and realized losses in the current year due to the cumulative effect of the differing treatment for tax purposes of the liquidation of affiliated Underlying Funds.

5. RELATED PARTY TRANSACTIONS AND OTHER

Investment Advisor

Hatteras Funds, LP (the "Advisor") serves as the investment advisor to the Fund. Pursuant to the investment advisory agreement by and between the Trust, on behalf of the Fund, and the Advisor (the "Advisory Agreement"), the Advisor is entitled to receive a monthly management fee in the amount of 0.25% of average daily net assets of the Fund.

The Advisor has contractually agreed to waive its management fees and/or pay expenses of the Fund to ensure that the Fund's total Annual Fund Operating Expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, dividends and interest paid on short sales, brokerage commissions, acquired fund fees and expenses of non-affiliated investment companies, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed the annual rates described in the table below through at least the date specified below. The Fund's operating expenses limitation agreement can only be terminated upon a vote of the Board. Any waiver in management fee or payment of expenses made by the Advisor may be recouped by the Advisor from the Fund in, as discussed below, if the Advisor so requests.

	Class A	Class C	Institutional Class	End Date
Alpha	2.49%	3.24%	2.24%	4/30/2018

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (continued)

5. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

Investment Advisor (continued)

Any waiver is subject to later adjustments to allow the Advisor to recoup amounts previously waived to the extent actual fees and expenses for a fiscal period are less than the Fund's expense cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. During the year ended December 31, 2017, the Advisor recouped $76,600 of recoverable amounts that would have expired on December 31, 2017. Amounts subject to future recoupment as of December 31, 2017 are as follows:

	Recoverable Amount	Year of Expiration
Alpha	$141,973	12/31/2020
Alpha	$450,720	12/31/2019
Alpha	$679,398	12/31/2018

Distribution

Hatteras Capital Distributors, LLC, an affiliate of the Advisor, serves as the distributor (the "Distributor") for the Fund. The Advisor compensates the Distributor under a distribution agreement in place between the two entities. The Advisor is also responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For this service, the Distributor receives an annual distribution and service (Rule 12b-1) fee equal to 0.25% of the Fund's Class A shares' average daily net assets. The Alpha Class C shares are subject to a Rule 12b-1 Distribution Plan in which the Advisor also compensates the Distributor in the amount of 1.00% of the average daily net assets attributable to Class C shares.

Other Service Providers

U.S. Bancorp Fund Services, LLC ("USBFS" or the "Administrator") acts as the Fund's Administrator, Transfer Agent, and Fund Accountant and, in that capacity, performs various administrative and accounting services for the Fund. U.S. Bank, N.A. (the "Custodian"), an affiliate of USBFS, serves as the custodian to the Fund. Quasar Distributors, LLC (the "Sub-Distributor") acts as the Fund's sub-distributor. The Sub-Distributor is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian; coordinates the payment of the Fund's expenses and reviews the Fund's expense accruals. A Trustee and certain officers of the Trust are affiliated with the Administrator and Custodian. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, and custody services for the year ended December 31, 2017 are disclosed in the Statement of Operations.

Effective January 1, 2017, the Administrator agreed to waive, through January 1, 2019, a portion of the fees charged to the Fund for services provided by the Administrator.

Trustees and Officers

The Fund pays each independent Trustee an annual retainer fee for service to the Fund. Each Trustee is also reimbursed by the Fund for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Alpha Class A	Alpha Class C	Alpha Institutional Class
Shares outstanding, December 31, 2015	662,007	2,329,260	25,554,815
Shares sold	12,913	11,665	1,070,400
Shares issued to shareholders in reinvestment of distributions	16,964	—	47,298
Shares issued in exchange for No Load Class	1,109,762	—	—
Shares redeemed	(507,649)	(1,260,258)	(22,467,800)
Shares outstanding, December 31, 2016	1,293,997	1,080,667	4,204,713
Shares sold	23,747	5,117	406,994
Shares issued to shareholders in reinvestment of distributions	38,857	39,725	95,895
Shares redeemed	(751,049)	(529,413)	(3,100,847)
Shares outstanding, December 31, 2017	605,552	596,096	1,606,755

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (continued)

7. TRANSACTIONS WITH AFFILIATES

The Fund's transactions with affiliates represent holdings for which the Fund and the Underlying Funds have the same investment advisor. The Fund had the following transactions with affiliates during the year ended December 31, 2017:

Alpha:

Issuer Name	Share Balance at December 31, 2016	Purchases	Sales	Share Balance at December 31, 2017	Value at December 31, 2017	Realized Gains (Losses)(1)	Dividend Income	Change in Unrealized Appreciation (Depreciation)
Hatteras Event Driven Fund	1,649,047	—	(1,649,047)	—	$—	$7,305,298	$—	$(6,839,642)
Long/Short Equity Portfolio	3,067,671	301,730	(3,369,401)	—	—	5,769,565	—	(4,834,190)
Managed Futures Strategies Fund	2,630,740	—	(2,630,740)	—	—	(224,402)	—	39,198
Hatteras Disciplined Opportunity Fund	—	1,397,937	(1,397,937)	—	—	421,505	108,901	—
Relative Value — Long/Short Debt Portfolio	890,727	—	(890,727)	—	—	236,939	—	(160,158)
Total	8,238,185	1,699,667	(9,937,852)	—	$—	$13,508,905	$108,901	$(11,794,792)

(1)  Includes distributions of long-term capital gains by Underlying Funds.

8. CREDIT FACILITY

For cash management purposes, the Fund had the ability to utilize a credit facility provided by U.S. Bank N.A. under a Loan Agreement ("Agreement") dated January 13, 2016. The Fund could have borrowed up to 33.3% of the Funds' net assets, or 20% of the Funds' market value, with a maximum principal amount of $150,000,000, subject to certain restrictions and the right of setoff on the Fund's assets. The agreement expired on January 12, 2017. During the year ended December 31, 2017, the Fund did not utilize nor incur any fees associated with the line of credit.

9. OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.75% for Alpha. A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 18 months of purchase. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A Shares redeemed. Class C Shares include a 1.00% CDSC paid by shareholders that redeemed their shares within 364 days of purchase. As a result the redemption price may differ from the net asset value per share. The public offering price for Institutional Class shares is the net asset value. Sales charges are not an expense of Alpha and are not reflected in the financial statements. No payments to related parties were made during the year.

10. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

11. SUBSTANTIAL DOUBT ABOUT THE FUND'S ABILITY TO CONTINUE AS A GOING CONCERN

Due to current level of net assets at year end and the net shareholder redemption activity during the year, management has determined there is a substantial doubt about the ability of the Fund to continue as a going concern for the year following the issue date of the Fund's financial statements. Management and the Board are considering strategic alternatives for the Fund.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (continued)

TRUST FOR ADVISOR SOLUTIONS

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2017		2016		2015		2014		2013
Per Share Data(1):
Net Asset Value, Beginning of Year	$10.37		$10.81		$11.39		$11.54		$10.58
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	0.01	(8)	(0.06)		(0.17)		(0.17)		(0.22)
Net realized and unrealized gain (loss) on investments	0.35		(0.23)		(0.39)		0.05		1.18
Total Gain (Loss) from Investment Operations	0.36		(0.29)		(0.56)		(0.12)		0.96
Less Dividends and Distributions:
Net investment income	—		(0.15)		(0.02)		(0.03)		—
Return of Capital	(0.78)		—		—		—		—
Total Dividends and Distributions	(0.78)		(0.15)		(0.02)		(0.03)		—
Net Asset Value, End of Year	$9.95		$10.37		$10.81		$11.39		$11.54
Total Return	3.46%		(2.64)%		(4.93)%		(1.05)%		9.07%
Ratios/Supplemental Data:
Net assets (000's omitted), end of year	$6,024		$13,418		$7,159		$11,631		$9,704
Ratio of expenses including dividend and interest expense to average net assets(3)(4)(5):	2.61	%(7)	3.92%		4.62%		4.39%		4.65%
Ratio of expenses excluding dividend and interest expense to average net assets(3)(5):	2.49	%(7)	3.01%		3.49%		3.49%		3.99%
Ratio of net investment income (loss) including dividend and interest expense to average net assets:	0.14	%(8)	(0.62)%		(1.49)%		(1.50)%		(2.00)%
Ratio of dividend and interest expense to average net assets(4):	0.12%		0.91%		1.13%		0.90%		0.66%
Portfolio turnover rate	123%		60	%(6)	30	%(6)	32	%(6)	52	%(6)

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the affiliated Underlying Funds in which the Fund invests. For the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013, the indirect annualized expense ratio for such expenses is 1.07%, 2.00%, 2.00%, 2.00%, and 1.99%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(4)  Includes dividend and interest expense from the affiliated Underlying Funds in which the Fund invests.

(5)  Amount presented is net of waiver. For the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014, and December 31, 2013, the ratio of expenses gross of waiver is 2.77%, 4.59%, 5.22%, 4.99%, and 4.75%, respectively.

(6)  The portfolio turnover rates shown here represent the Fund's investments in affiliated Underlying Funds. The portfolio turnover rate of the affiliated Underlying Funds is available from the SEC's EDGAR database at www.sec.gov.

(7)  Does not include expenses of the unaffiliated Underlying Funds in which the Fund invests.

(8)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the unaffiliated Underlying Funds in which the Fund invests. The ratio does not include net investment income of the unaffiliated Underlying Funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (continued)

TRUST FOR ADVISOR SOLUTIONS (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class C
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2017		2016		2015		2014		2013
Per Share Data(1):
Net Asset Value, Beginning of Year	$9.96		$10.31		$10.93		$11.13		$10.28
Gain (Loss) from Investment Operations:
Net investment loss(2)	(0.05	)(8)	(0.17)		(0.24)		(0.25)		(0.29)
Net realized and unrealized gain (loss) on investments	0.32		(0.18)		(0.37)		0.05		1.14
Total Gain (Loss) from Investment Operations	0.27		(0.35)		(0.61)		(0.20)		0.85
Less Dividends and Distributions:
Net investment income	—		—		(0.01)		—		—
Return of Capital	(0.78)		—		—		—		—
Total Dividends and Distributions	(0.78)		—		(0.01)		—		—
Net Asset Value, End of Year	$9.45		$9.96		$10.31		$10.93		$11.13
Total Return	2.70%		(3.39)%		(5.58)%		(1.80)%		8.27%
Ratios/Supplemental Data:
Net assets (000's omitted), end of year	$5,636		$10,767		$24,009		$30,313		$26,131
Ratio of expenses including dividend and interest expense to average net assets(3)(4)(5):	3.36	%(7)	4.73%		5.37%		5.14%		5.40%
Ratio of expenses excluding dividend and interest expense to average net assets(3)(5):	3.24	%(7)	3.82%		4.24%		4.24%		4.74%
Ratio of net investment loss including dividend and interest expense to average net assets:	(0.48	)%(8)	(1.68)%		(2.24)%		(2.25)%		(2.75)%
Ratio of dividend and interest expense to average net assets(4):	0.12%		0.91%		1.13%		0.90%		0.66%
Portfolio turnover rate	123%		60	%(6)	30	%(6)	32	%(6)	52	%(6)

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the affiliated Underlying Funds in which the Fund invests. For the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014, and December 31, 2013, the indirect annualized expense ratio for such expenses is 1.07%, 2.00%, 2.00%, 2.00%, and 1.99%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(4)  Includes dividend and interest expense from the affiliated Underlying Funds in which the Fund invests.

(5)  Amount presented is net of waiver. For the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014, and December 31, 2013, the ratio of expenses gross of waiver is 3.53%, 5.39%, 5.97%, 5.74%, and 5.50%, respectively

(6)  The portfolio turnover rates shown here represent the Fund's investments in affiliated Underlying Funds. The portfolio turnover rate of the affiliated Underlying Funds is available from the SEC's EDGAR database at www.sec.gov.

(7)  Does not include expenses of the unaffiliated Underlying Funds in which the Fund invests.

(8)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the unaffiliated Underlying Funds in which the Fund invests. The ratio does not include net investment income of the unaffiliated Underlying Funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (continued)

TRUST FOR ADVISOR SOLUTIONS (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2017		2016		2015		2014		2013
Per Share Data(1):
Net Asset Value, Beginning of Year	$10.69		$11.05		$11.65		$11.80		$10.72
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	0.04	(8)	(0.07)		(0.12)		(0.12)		(0.11)
Net realized and unrealized gain (loss) on investments	0.34		(0.18)		(0.39)		0.05		1.20
Total Gain (Loss) from Investment Operations	0.38		(0.25)		(0.51)		(0.07)		1.09
Less Dividends and Distributions:
Net investment income	—		(0.11)		(0.09)		(0.08)		(0.01)
Return of Capital	(0.78)		—		—		—		—
Total Dividends and Distributions	(0.78)		(0.11)		(0.09)		(0.08)		(0.01)
Net Asset Value, End of Year	$10.29		$10.69		$11.05		$11.65		$11.80
Total Return	3.55%		(2.23)%		(4.40)%		(0.57)%		10.12%
Ratios/Supplemental Data:
Net assets (000's omitted), end of year	$16,540		$44,935		$282,405		$529,205		$404,840
Ratio of expenses including dividend and interest expense to average net assets(3)(4)(5):	2.36	%(7)	3.66%		4.12%		3.89%		3.65%
Ratio of expenses excluding dividend and interest expense to average net assets(3)(5):	2.24	%(7)	2.75%		2.99%		2.99%		2.99%
Ratio of net investment income (loss) including dividend and interest expense to average net assets:	0.32	%(8)	(0.66)%		(0.99)%		(1.00)%		(1.00)%
Ratio of dividend and interest expense to average net assets(4):	0.12%		0.91%		1.13%		0.90%		0.66%
Portfolio turnover rate	123%		60	%(6)	30	%(6)	32	%(6)	52	%(6)

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the affiliated Underlying Funds in which the Fund invests. For the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013, the indirect annualized expense ratio for such expenses is 1.07%, 2.00%, 2.00%, 2.00%, and 1.99%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(4)  Includes dividend and interest expense from the affiliated Underlying Funds in which the Fund invests.

(5)  Amount presented is net of waiver. For the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014, and December 31, 2013, the ratio of expenses gross of waiver is 2.50%, 3.96%, 4.22%, 3.99%, and 3.75%, respectively.

(6)  The portfolio turnover rates shown here represent the Fund's investments in affiliated Underlying Funds. The portfolio turnover rate of the affiliated Underlying Funds is available from the SEC's EDGAR database at www.sec.gov.

(7)  Does not include expenses of the unaffiliated Underlying Funds in which the Fund invests.

(8)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the unaffiliated Underlying Funds in which the Fund invests. The ratio does not include net investment income of the unaffiliated Underlying Funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Trust for Advisor Solutions

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Trust for Advisor Solutions comprising Hatteras Alpha Hedged Strategies Fund (the "Fund") as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights of the Fund for the year ended December 31, 2013, were audited by other auditors whose report dated March 3, 2014, expressed an unqualified opinion on those financial highlights.

SUBSTANTIAL DOUBT ABOUT THE FUND'S ABILITY TO CONTINUE AS A GOING CONCERN

The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern. As discussed in Note 11 to the financial statements, net shareholder redemption activity and the level of net assets raise substantial doubt about the Fund's ability to continue as a going concern, and management is considering strategic alternatives for the Fund. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

BASIS FOR OPINION

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Funds within Trust for Advisor Solutions since 2013.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2018

TRUST FOR ADVISOR SOLUTIONS

EXPENSE EXAMPLE

December 31, 2017 (Unaudited)

As a shareholder of the Hatteras Alpha Hedged Strategies Fund (a "Fund''), you incur two types of costs: (1) transaction costs, including sales charges and deferred sales charges (loads) on redemptions of shares held less than one year for Class C shares; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 – December 31, 2017).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Also, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. The example below includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, operating services fees and interest expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HATTERAS ALPHA HEDGED STRATEGIES FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A
Actual	1.70%	$1,000.00	$1,017.00	2.45%	$12.46
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,012.85	2.45%	12.43
Class C
Actual	1.39%	1,000.00	1,013.90	3.15%	15.99
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,009.33	3.15%	15.95
Institutional Shares
Actual	1.84%	1,000.00	1,018.40	2.28%	11.60
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,013.71	2.28%	11.57

1  For the six months ended December 31, 2017.

2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TRUST FOR ADVISOR SOLUTIONS

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATION (UNAUDITED)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), at a meeting held on December 6, 2017 (the "Meeting"), the Board of Trustees (the "Board") of Trust for Advisor Solutions (the "Trust") considered the approval of the Advisory Agreement (the "Advisory Agreement") between Hatteras Funds, LP (the "Adviser") and the Trust, on behalf of the Hatteras Alpha Hedged Strategies Fund (the "Fund").

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the cost of the services provided and the profits realized by the Adviser and its affiliates from services rendered to the Fund; (iii) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (iv) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (v) other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund.

Prior to the Meeting, representatives from the Adviser presented additional oral and written information to help the Board evaluate the Adviser's fees and other aspects of the Advisory Agreement. The Board then discussed the written materials that it had received and any other information that the Board received at the Meeting, and deliberated on the approval of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser's compliance infrastructure and past reports from the Trust's Chief Compliance Officer. The Board also considered its previous experience with the Adviser providing investment management services to the Fund. The Board noted that it had previously received a copy of the Adviser's response to a detailed series of questions which included, among other things, information about the background and experience of the firm's management and staff.

The Board also considered the fee and expense information provided by management, including management's representations that fees and expenses were reasonable in light of the services rendered and were within the range of fees and expenses charged to similarly-managed accounts and funds.

INVESTMENT PERFORMANCE OF THE FUND.

The Board considered the investment experience of the Advisor, including the performance of the Fund. The Board asked several questions about the Fund's relative underperformance against certain peer funds. The Board noted that the Fund's performance returns generally underperformed other funds in the comparative groups of peer funds. The Trustees also considered the Fund's performance versus benchmark indices identified by the Adviser, noting the Fund's underperformance versus these benchmarks. Because of the underperformance, which contributed to low asset levels and higher fees, Management explained that it was considering various structural alternatives to improve performance, raise assets, and, thereby, lower net expense ratios. Management undertook to discuss possible alternatives either at the next scheduled Board meeting or at a special meeting called prior thereto.

COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISOR.

In connection with the Trustees' consideration of the level of the advisory fees, the Trustees considered a number of factors. The Board's analysis of the Fund's advisory fee and overall expenses included a discussion and review of data concerning the current fee and expense ratio of the Fund (both gross and net) compared to its peer group. The Board considered peer group comparisons, noting that the Fund's overall expense ratio was within the range of fees and expenses paid by funds in the peer group. The Board also noted that Hatteras continued to implement a cap on the Fund's total annual operating expenses. The Board noted that the Fund's net expense ratio was the highest among the funds in the peer group and further discussed that point with the Adviser, noting that the net expense ratio reflected the inclusion of previously-waived amounts that the Adviser was eligible to recoup. Upon additional discussion and further review of the profitability and internal expense information provided by management, the Board determined that, based on the information provided, the Adviser did not earn excessive profits.

ECONOMIES OF SCALE AND FEE LEVELS REFLECTING THOSE ECONOMIES.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund's assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund. After discussions with the Board members concerning Hatteras' expected profitability and growth in assets for the Fund, the Board noted that they will address the issue if Fund assets grow.

OTHER BENEFITS.

In addition to the above factors, the Trustees also discussed other benefits received by the Advisor from its management of the Fund, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future. The Board also noted that a broker-dealer affiliated with Hatteras, Hatteras Capital Distributors, LLC, receives service fees from Hatteras and sales charges (which may be subject to waivers or reductions) with respect to the Fund.

CONCLUSION.

No single factor was determinative of the Board's decision to approve the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality and in consideration of the Adviser's undertakings to present potential structural alternatives that would address the Board's concerns about the Fund's fee and underperformance, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

SUPPLEMENTARY INFORMATION (UNAUDITED)

FEDERAL INCOME TAXES

Long Term Capital Gain Designation

The Fund hereby designates the following as a return of capital dividend with respect to the taxable year ended December 31, 2017, or, if subsequently determined to be different, the net return of capital of such year:

Hatteras Alpha Hedged Strategies Fund	$2,149,279

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hatteras Alpha Hedged Strategies Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2017 was as follows:

Hatteras Alpha Hedged Strategies Fund	0.00%

Additional Information Applicable to Foreign Shareholders Only

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended December 31, 2017 was as follows:

Hatteras Alpha Hedged Strategies Fund	0.00%

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

To reduce expenses, the Fund may mail only one copy of the Fund's prospectus, proxy statements, information statements, and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-569-2382 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

SAFE HARBOR AND FORWARD-LOOKING STATEMENTS DISCLOSURE

The opinions expressed in this report are subject to change without notice. This material has been prepared or is distributed solely for informational purposes and is not a solicitation or an offer to buy any security or instrument or to participate in any trading strategy. The opinions discussed in the letter are solely those of the Funds' investment adviser, Hatteras Funds, LP ("Advisor") and may contain certain forward-looking statements about the factors that may affect the performance of the Hatteras Funds in the future. These statements are based on the Advisor's predictions and expectations concerning certain future events and their expected impact on the Hatteras Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. It is intended solely for the use of the person to whom it is given and may not be reproduced or distributed to any other person. This should be read in conjunction with or preceded by a current prospectus. The information and statistics in this report are from sources believed to be reliable, but are not warranted by Hatteras to be accurate or complete.

IMPORTANT DISCLOSURES AND KEY RISK FACTORS

Each Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The summary prospectus and prospectus contain this and other important information about the investment company, and may be obtained by calling 877.569.2382 or visiting hatterasfunds.com. Read it carefully before investing.

Certain hedging techniques and leverage employed in the management of a Fund may accelerate the velocity of possible losses. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for a Fund. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of a Fund. Options held in a Fund may be illiquid and the fund manager may have difficulty closing out a position. Exposure to the commodities markets through investment in managed futures programs may subject a Fund to greater volatility than investment in traditional securities. Fixed Income instruments are exposed to credit and interest rate risks. Investing in lower-rated ("high-yield") debt securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk and liquidity risk. A Fund may also invest in:

• Smaller capitalized companies — subject to more abrupt or erratic market movements than larger, more established companies;

• Foreign securities, which involve currency risk, different accounting standards and are subject to political instability;

• Securities limited to resale to qualified institutional investors, which can affect their degree of liquidity;

• Shares of other investment companies (affiliated) that invest in securities and styles similar to the Fund, resulting in a generally higher investment cost than from investing directly in the underlying shares of these funds;

• Shares of other non-affiliated investment companies primarily including ETFs.

Each Fund intends to utilize these individual securities and hedging techniques in matched combinations that are designed to neutralize or offset the individual risks of employing these techniques separately. Some of these matched strategies include merger arbitrage, long/short equity, convertible bond arbitrage and fixed-income arbitrage. There is no assurance that these strategies will protect against losses.

Because each Fund is a fund-of-funds, your cost of investing in a Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which it invests. By investing in a Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. Please refer to the summary prospectus or prospectus for more information about a Fund, including risks, fees and expenses.

Mutual fund investing involves risk; loss of principal is possible. Please consult an investment professional for advice regarding your particular circumstances. An investment in a Fund may not be suitable for all investors.

The Funds are distributed by Hatteras Capital Distributors, LLC, member FINRA/SIPC, an affiliate of Hatteras Funds, LP by virtue of common control or ownership.

BOARD OF TRUSTEES

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Amended and Restated Declaration of Trust of the Trust ("Declaration of Trust"), which has been filed with the U.S. Securities and Exchange Commission and is available upon request. The Board of Trustees consists of five individuals, four of whom are not "interested persons" (as defined under the 1940 Act) of the Trust or the Advisor ("Independent Trustees"). Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary, and treasurer. The Board of Trustees retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses that, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees, and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. Following is a list of the Trustees and officers of the Trust and their principal occupation over the last five years. Unless otherwise stated, the address of each Trustee and officer is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships held by Trustee During Past Five Years**
INDEPENDENT TRUSTEES
H. Alexander Holmes Born: 1942	Trustee	Indefinite Term since 2009	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to present).	7	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.
Thomas F. Mann Born: 1950	Trustee	Indefinite Term since 2002	Private Investor (2012 to present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012)	7

Director, F-Squared Investments, Inc. from 2012 to 2016; Director, Virtus Global Multi-Sector Income Fund from 2011 to 2016; Director, Virtus Total Return Fund and Virtus Alternative Solutions Fund from 2012 to 2016; Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.

Steve E. Moss Born: 1953	Trustee	Indefinite Term since 2009	Principal, Holden, Moss, Knott, Clark & Copley, P.A., accountants and business consultants (1996 to present). Member Manager, HMKCT Properties, LLC (1996 to present).	7	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.
Gregory S. Sellers Born: 1959	Trustee	Indefinite Term since 2009	Chief Financial Officer and Chief Operating Officer, Spectrum Consultants, Inc., a sales marketing firm in the senior housing industry (2015 to present); Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to 2015).	7	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.
INTERESTED TRUSTEE
Michael J. Weckwerth*** Born: 1973	Trustee and Chairman	Indefinite Term since 2016	Senior Vice President, USBFS (2006 to present).	1	None.

*  The term "fund complex" refers to the Trust (consisting of 1 Fund), Hatteras VC Co-Investment Fund II, LLC, Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., and Hatteras Core Alternatives TEI Institutional Fund, L.P.

**  Each Independent Trustee is also a trustee of Hatteras GPEP II, LLC and Hatteras Global Private Equity Partners Institutional, LLC, each a fund that would be an investment company but for the exclusion provided by section 3(c)(1) of the 1940 Act. The Advisor also serves as investment adviser to Hatteras GPEP II, LLC and to Hatteras Global Private Equity Partners Institutional, LLC.

***  An interested person as defined by the 1940 Act. Mr. Weckwerth is deemed to be an "interested" Trustee because he is an officer of USBFS, the Trust's Administrator, Fund Accountant and Transfer Agent.

FUND MANAGEMENT

Name and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Gregory C. Bakken Born: 1983	President	Indefinite Term since 2016	Vice President, USBFS (2013 to present); Assistant Vice President, USBFS (2010 to 2013).
Michael J. Belland Born: 1980	Treasurer	Indefinite Term since 2016	Vice President, USBFS (2016 to present); Assistant Vice President, USBFS (2010 to 2016); Officer and other positions, USBFS (2006-2010).
Stacie L. Lamb, Esq. Born: 1982	Secretary	Indefinite Term since 2016	Vice President, USBFS (2017 to present); Assistant Vice President, USBFS (2013 to 2017); Compliance Representative, Quasar Distributors, LLC (2011 to 2013).
Andrew P. Chica Born: 1975	Chief Compliance Officer	Indefinite Term since 2009

Chief Compliance Officer, Hatteras Funds, LP (2014 to present); Chief Compliance Officer, Hatteras Investment Partners and Hatteras Capital Investment Management (2007 to 2014); Chief Compliance Officer, Hatteras Alternative Mutual Funds, LLC (2009 to 2014).

HATTERAS FUNDS, LP
TRUST FOR ADVISOR SOLUTIONS
HATTERAS CLOSED-END FUNDS

PRIVACY POLICY

In recognition of Hatteras' fiduciary obligations to its Clients and Hatteras' desire to maintain its high ethical standards, Hatteras has adopted this Privacy Policy for Hatteras Funds, LP ("Hatteras"), Trust for Advisor Solutions (f/k/a Hatteras Alternative Mutual Funds Trust), and Hatteras Closed-End Funds (collectively with the Trusts referred to as the "Fund(s)") to safeguard the personal information of its consumers and customers in accordance with SEC Regulation S-P, 17 CFR 284.30:

FACTS	WHAT DOES HATTERAS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Hatteras Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Hatteras Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call (919) 846-2324 or go to www.hatterasfunds.com

HATTERAS FUNDS, LP
TRUST FOR ADVISOR SOLUTIONS
HATTERAS CLOSED-END FUNDS

PRIVACY POLICY

(continued)

What we do

Who is providing this notice?	Funds advised by Hatteras entities. A complete list is included below.
How does Hatteras Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Hatteras Funds collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Hatteras Funds, LP, a registered investment adviser; Hatteras Capital Distributors, LLC, a registered broker-dealer; unregistered funds managed by Hatteras such as, Hatteras GPEP Fund, L.P., Hatteras GPEP Fund II, LLC, Hatteras Global Private Equity Partners International, LLC, Hatteras Late Stage VC Fund I, L.P. and Hatteras Private Equity Evergreen Fund.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Hatteras Funds doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Hatteras Funds doesn't jointly market.

List of funds providing this notice

Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Master Fund, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund, LP, Hatteras GPEP Fund II, LLC, Hatteras Late Stage VC Fund I, LP, Hatteras VC Co-Investment Fund II, LLC, Hatteras Private Equity Evergreen Fund and Trust for Advisor Solutions.

INVESTMENT ADVISOR

Hatteras Funds, LP
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

DISTRIBUTOR

Hatteras Capital Distributors, LLC
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

LEGAL COUNSEL

Drinker, Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

TOLL FREE TELEPHONE NUMBER:

1-877-569-2382

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without  charge upon request by calling 1-877-569-2382

The Fund's Proxy Voting Policies and Procedures are available without charge upon request by calling 1-877-569-2382, on the Fund's website, www.hatterasfunds.com, or on the SEC's website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2017, is available without charge upon request by calling 1-877-569-2382; or on the SEC's website, at www.sec.gov.

The Trust files a Form N-Q with the Securities and Exchange Commission (the "SEC") no more than sixty days after the Trust's first and third fiscal quarters. For the Trust, this would be for the fiscal quarters ending March 31 and September 30. Form N-Q includes a complete schedule of the Trust's portfolio holdings as of the end of those fiscal quarters. The Trust's N-Q filings can be found free of charge on the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

To reduce expenses, the Fund may mail only one copy of the Fund's prospectus, proxy statements, information statements, and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-569-2382 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

This report must be accompanied or preceded by the Fund's current prospectus.

HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433
6601 SIX FORKS ROAD / SUITE 340 / RALEIGH, NC 27615-6520

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there are audit committee financial experts serving on its audit committee.  H. Alexander Holmes, Steve E. Moss, and Gregory S. Sellers are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning related to the required tax filings and payment of distributions.  “Other services” refer to consents to the registrant’s registration statements. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$13,500	$109,500
Audit-Related Fees	None	None
Tax Fees	$0	$33,000
All Other Fees	$0	$2,660

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	None	None
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)         The Registrant’s Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)

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under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Advisor Solutions

By (Signature and Title	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/5/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/5/2018

By (Signature and Title)	/s/ Michael J. Belland
Michael J. Belland, Treasurer/Principal Financial Officer

Date	3/2/2018

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